Mar 23 07 11:56a

IN THE CIRCUIT COURT OF THE
17TH JUDICIAL CIRCUIT IN AND FOR
BROWARD COUNTY, FLORIDA

GENERAL JURISDICTION DIVISION

CASE NO.

JAY HOWARD LINN, Trustee,                                          07006432
Irrevocable Trust Agreement Number III,
A Florida Trust,

Plaintiff,

vs.                                                    SUMMONS

TRUST LICENSING, INC. a Florida Corporation                                               11:40 AM  09
And CONNECTED MEDIA TECHNOLOGIES, INC.                                                 3/8/2007
                                       /s/ Richard Tytell #030
Defendants
_________________________________________
THE STATE OF FLORIDA
To all and Singular the Sheriffs of said State:

YOU ARE HEREBY COMMANDED, to serve this summons a copy of the complaint or petition, and request for admission in the above styled cause upon the defendant:

TRUST LICENSING, INC. a Florida corporation

By serving:        JAHN F. LORRAINE, Registered Agent
950 Pine Island Rd., Suite A150
Plantation, FL 33324

In their absence any other agent in accordance with F.S. 48.081

Each defendant is hereby required to serve written defenses to said complaint or petition on Plaintiff’s attorney: ALLAN M. STEIN, ESQ./ROSENFELD & STEIN, P.A. whose address is: 18260 North East 19th Avenue, #202, North Miami Beach, Florida, 33162, (305)940-8080, within 20 days after service of the summons upon you, exclusive of the day of service, and to file the original of said written defenses with the Clerk of said Court either before service on Plaintiff’s attorney or immediately thereafter. If you fail to do so, a default will be entered against you for the relief demanded in the complaint or petition.

WITNESS my hand and the seal of said Court on  March 22, 2007

HOWARD C. FORMAN, CLERK

By: _________________________
Deputy Clerk
Broward County Sheriff             COURT SEAL      DEBORAH A. LEWIS
TYTELL & ASSOC.
A TRUE COPY
Circuit Court Seal

Mar 23 07 11:56a                                                                                  p.2

IN THE CIRCUIT COURT OF THE
17TH JUDICIAL CIRCUIT IN AND FOR
BROWARD COUNTY, FLORIDA

GENERAL JURISDICTION DIVISION

CASE NO.

JAY HOWARD LINN, Trustee,
Irrevocable Trust Agreement Number III,
A Florida Trust,

Plaintiff,

vs.                            COMPLAINT

TRUST LICENSING, INC. a Florida Corporation
And CONNECTED MEDIA TECHNOLOGIES, INC.

Defendants
_________________________________________

Plaintiff’s, JAY HOWARD LINN, Trustee, Irrevocable Trust Agreement Number III, a Florida Trust, (“JHL”) sues the Defendant, Trust Licensing, Inc., a Florida corp., (“TL”) and CONNECTED MEDIA TECHNOLOGIES, INC., (“CMT”) and states that:

        1.   This is an action for damages in excess of $15,000.00.

2.   JHL is the Trustee for Irrevocable Trust Agreement Number III, a Florida Trust.

3.   Defendant, TL is a Florida corporation with its principal place of business at 950 South Pine island Road, Suite A150, Plantation, Florida. Venue is proper in Broward County, Florida

3.(a)    Defendant, CMT is a foreign authorized corporation with an office in Broward County, Florida

4.    All conditions precedent have been met or have occurred prior to bringing these causes of actions.

COUNT I

Promissory Notes

      5. Plaintiff repeats Paragraphs 1 through 4, as if fully stated herein.

6.  Prior to commencement of this action, JHL became the owner and holder of Promissory Note Loan Number 200184, previously own and hold by Bank of Florida Southeast, (f/k/a Bristol Bank). Attached hereto as Exhibit “A” is a copy of that Promissory Note executed by TL, in the

Mar 23 07 11:56a                                                                                  p.3

            Principal sum of $250,000.00. Attached hereto as Exhibit “B” is a copy of the assignment by Bank of Florida Southeast to JHL.

7.  The Promissory Note refered to in Paragraph 6 has matured on October 25th, 2006 and is payable in full with accrued interest, default interest, cost and attorneys fees pursuant to the terms of the note. TL, has failed to pay the note with interest notwithstanding demand upon it.

WHEREFORE, TL owes JHL the sum of $250,000.00, plus accrued interest, default interest, cost and attorneys fees pursuant to the terms of the note.

COUNT II

Promissory Note

      8.  Paragraphs 1 through 4, are incorporated by reference.
9.  Trust Licensing LLC was a Florida corporation that was merged into TL on or about August 25th 2004. As such, it is not a party to this lawsuit that is either indispensable or necessary.

10.  Trust Licensing LLC executed a Promissory Note in favor of JHL in the principal sum of $165,000.00, copy of which is attached hereto as Exhibit “C”.

11.  On October 8th 2004, TL executed a Promissory Note in favor of JHL in the principal sum of $25,000.00 and on march 9th 2005, another Promissory Note in the sum of $55,000.00. Attached hereto as Exhibit “D” is an acknowledgment by TL of the aforesaid Promissory Notes contained in an extension agreement allowing all oif the notes to mature on December 9th 2005, the Promissory Notes for $25,000.00 and for $55,000.00 will be filed and put of record when located.

12.  A subsequent written extension was granted by JHL to TL up to and including December 9th, 2006. Attached hereto as Exhibit “E” is a copy of the extension.

13.  TL, isa in default of the aforesaid Promissory Note by failing to pay the principal sums at maturity, plus accrued interest, any default interest and attorneys fees pursuant to the terms of the notes.

WHEREFORE, JHL seeks damages in excess of $15,000.00, plus interest, costs and attorneys fees, pursuant to the terms of the notes.

COUNT III

Reimbursement of Expenses

14.    Paragraphs 1 through 4, are incorporated by reference.

Mar 23 07 11:56a                                                                                  p.4
15.  LEIGH ROTHSCHILD (“LR”) was at all material times an officer and director of TL and authorized to act on behalf of TL.

16.  In the course of his management duties, LR incurred expense and was entitled to reimbursement from TL, in the approximate sum of $43,000.00. The expenses were verbally detailed at board meetings, and approval was given for the reimbursement, but the funds were never paid to him.

17.  Prior to the filing of this suit, LR assigned the right of compensation for the expenses to JHL and no longer has an interest in the right to those monies.

WHEREFORE, JHL seeks Final Judgment in his favor, exceeding $15,000.00 plus costs and legal interest.

COUNT IV

Acknowledgement of Debt by CMT

18.    Paragraphs 1 through 4, are incorporated by reference.
19.   CMT has acknowledged in writing its liability for the Promissory Note referred to in paragraphs 6 and 11 herein and has also disclosed this to the Security and Exchange Commission.

20.  Specifically, in a Stock Purchase Agreement and Share Exchange Agreement dated January 31, 2006 at page 32, Schedule 2.11, CMT acknowledged the debts as its own. The original Agreement is in ther procession of CMT.

WHEREFORE, JHL seeks Final Judgment in his favor, exceeding $15,000.00 plus interest, cost and attorneys fees.

ROSENFELD & STEIN, P.A.
Attorneys for Plaintiff
18260 N.E. 19th Avenue #202
N. Miami Beach, FL 33162
Phone: (305) 940-8080
Fax: (305) 945-5198
allanstein@aol.com

/s/  Allan M. Stein
                            Allan M. Stein
                            Florida Bar No. 277479